POWER OF ATTORNEY

The undersigned, as a Section 16 reporting person of Aehr

Test Systems (the "Company"), hereby constitutes and appoints

Gayn Erickson, Kenneth B. Spink and Vernon Rogers, and each of them,

the undersigned's true and lawful attorney-in-fact to:

      1. complete and execute Forms 3, 4 and 5 and other forms

         and all amendments thereto as such attorney-in-fact

         shall in his or her discretion determine to be required

         or advisable pursuant to Section 16 of the Securities

         and Exchange Act of 1934 (as amended) and the rules and

         regulations promulgated thereunder, or any successor

         laws and regulations, as a consequence of the

         undersigned's ownership, acquisition or disposition of

         securities of the Company; and

      2. do all acts necessary in order to file such forms with

         the Securities and Exchange Commission, any securities

         exchange or national association, the Company and such

         other person or agency as the attorney-in-fact shall

         deem appropriate.

The undersigned hereby ratifies and confirms all that said

attorney-in-fact and agents shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing

attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934 (as amended).

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and

5 with respect to the undersigned's holdings and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of September, 2020.

Signature:
/s/ MARIO M. ROSATI

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Print Name:
MARIO M. ROSATI

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